                                                                   EX-99.906CERT


                           SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Government Income Term Trust 2004, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         Date: September 8, 2004


                                         /s/ Keith T. Banks
                                             ---------------------------
                                             Keith T. Banks
                                             President and Chief Executive
                                               Officer
                                             Hatteras Income Securities, Inc.

                                                                   EX-99.906CERT


                           SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Government Income Term Trust 2004, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         Date: September 8, 2004


                                         /s/ Gerald Murphy
                                             ---------------------------
                                             Gerald Murphy
                                             Treasurer and Chief Financial
                                               Officer
                                             Hatteras Income Securities, Inc.